EXHIBIT 4.
                             Joint Filing Agreement

       This will confirm the agreement by in connection with that certain
Schedule 13D to be filed on or about June 30, 1999, with respect to the common stock, par value $.0625 per share (the "Common Stock"), of UST Corp. (the "Company") pertaining to the beneficial ownership of shares of such Common Stock (the "Schedule 13D") by the Reporting Persons thereunder. The undersigned hereby agree with respect to such filing on Schedule 13D as follows:

       (i) No Reporting Person nor any representative of any Reporting Person makes any representation with respect to, nor bears any responsibility for, any of the information set forth with respect to any other "person" who or which is or becomes a party to or a member of any "group" (as such terms are defined and used in Section 13(g) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G promulgated thereunder) for whom or which information is included in such Schedule 13D.

       (ii) Subject to paragraph (i) above, the undersigned hereby confirm the agreement by and among each of them that the Schedule 13D is being filed on behalf of each of the parties named below.

       This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: July 1, 1999

                                    CITIZENS FINANCIAL GROUP, INC.

                                    By: /s/ Bradford B. Kopp
                                        ----------------------------
                                    Name: Bradford B. Kopp
                                    Title:  Executive Vice President

                                    THE ROYAL BANK OF SCOTLAND PLC

                                    By: /s/ Miller Roy McLean
                                        ----------------------------
                                    Name: Miller Roy McLean
                                    Title:  Director, Group Legal & Regulatory
                                            Affairs and Group Secretary

                                    THE  ROYAL BANK OF SCOTLAND GROUP PLC

                                    By: /s/ Miller Roy McLean
                                        ----------------------------
                                    Name: Miller Roy McLean
                                    Title:  Director, Group Legal & Regulatory
                                            Affairs and Group Secretary

                                   SCHEDULE I

                         CITIZENS FINANCIAL GROUP, INC.

                        DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS
---------

1.                Lawrence K. Fish
                  ----------------

         Business Address:          Citizens Financial Group, Inc.
                                    One Citizens Plaza
                                    Providence, RI 02903-1339

         Principal Occupation:              Chairman, President and Chief
                                            Executive Officer,
                                            Citizens Financial Group, Inc.

         Citizenship:      United States

2.                Lewis B. Campbell
                  -----------------

         Business Address:          Textron, Inc.
                                    40 Westminster Street
                                    Providence, RI 02903

         Principal Occupation:              Chairman, President and Chief
                                            Executive Officer
                                            Textron, Inc.

         Citizenship:      United States

3.                Herbert W. Cummings
                  -------------------

         Business Address:          Citizens Financial Group, Inc.
                                    One Citizens Plaza
                                    Providence, RI 02903-1339

         Principal Occupation:              Retired Vice Chairman
                                            Citizens Financial Group, Inc.

         Citizenship:      United States

4.                Stephen R. Karp
                  ---------------

         Business Address:          New England Development
                                    1 Wells Avenue - Suite 201
                                    Newton, MA 02159

         Principal Occupation:              Chairman and Chief Executive Officer
                                            New England Development

         Citizenship:      United States

5.                Sir George Ross Mathewson
                  -------------------------

         Business Address:          The Royal Bank of Scotland Group plc
                                    42 St. Andrew Square
                                    Edinburgh EH2 2YE
                                    Scotland, United Kingdom

         Principal Occupation:              Group Chief Executive
                                            The Royal Bank of Scotland Group plc

         Citizenship:      United Kingdom

6.                Gary S. Sasse
                  -------------

         Business Address:          R.I. Public Expenditure Council
                                    300 Richmond Street, Suite 200
                                    Providence, RI 02903

         Principal Occupation:              Executive Director
                                            R.I. Public Expenditure Council

         Citizenship:      United States

7.                Eli J. Segal
                  ------------

         Business Address:          1250 NW Connecticut Avenue
                                    Washington, DC 20036 Ste. 610

         Principal Occupation:              President and CEO
                                            The Welfare to Workfare Partnership

         Citizenship:      United States

8.                Robert Speirs
                  -------------

         Business Address:          The Royal Bank of Scotland Group plc
                                    42 St. Andrew Square
                                    Edinburgh EH2 2YE
                                    Scotland, United Kingdom

         Principal Occupation:              Retired Group Finance Director
                                            The Royal Bank of Scotland Group plc

         Citizenship:      United Kingdom

9.                Grahame T. Whitehead
                  --------------------

         Business Address:          The Royal Bank of Scotland Group plc
                                    42 St. Andrew Square
                                    Edinburgh EH2 2YE
                                    Scotland, United Kingdom

         Principal Occupation:              Finance and Risk Director, UK Bank
                                            The Royal Bank of Scotland plc

         Citizenship:      United Kingdom

10.               Dr. Linda S. Wilson
                  -------------------

         Business Address:          10 Garden Street
                                    Cambridge, MA 02138

         Principal Occupation:              President
                                            Radcliffe College

         Citizenship:      United States


EXECUTIVE OFFICERS
------------------

1.                Lawrence K. Fish
                  ----------------

         Business Address:          Citizens Financial Group, Inc.
                                    One Citizens Plaza
                                    Providence, RI 02903-1339

         Principal Occupation:              Chairman, President and Chief
                                            Executive Officer,
                                            Citizens Financial Group, Inc.

         Citizenship:      United States

2.                Mark J. Formica
                  ---------------

         Business Address:          Citizens Financial Group, Inc.
                                    One Citizens Plaza
                                    Providence, RI 02903-1339

         Principal Occupation:              Vice Chairman, Regional Banking

         Citizenship:      United States

3.                Robert M. Mahoney
                  -----------------

         Business Address:          Citizens Financial Group, Inc.
                                    One Citizens Plaza
                                    Providence, RI 02903-1339

         Principal Occupation:              Vice Chairman, Wholesale Banking

         Citizenship:      United States

4.                Stephen D. Steinour
                  -------------------

         Business Address:          Citizens Financial Group, Inc.
                                    One Citizens Plaza
                                    Providence, RI 02903-1339

         Principal Occupation:              Vice Chairman, Regional Banking

         Citizenship:      United States

5.                Bernard Baum
                  ------------

         Business Address:          Citizens Financial Group, Inc.
                                    One Citizens Plaza
                                    Providence, RI 02903-1339

         Principal Occupation:              Executive Vice President, Chief
                                            Information Officer

         Citizenship:      United States

6.                Katherine McKenzie D'Arcy
                  -------------------------

         Business Address:          Citizens Financial Group, Inc.
                                    One Citizens Plaza
                                    Providence, RI 02903-1339

         Principal Occupation:              Executive Vice President,
                                            Director of Human Resources

         Citizenship:      United States

7.                Bradford B. Kopp
                  ----------------

         Business Address:          Citizens Financial Group, Inc.
                                    One Citizens Plaza
                                    Providence, RI 02903-1339

         Principal Occupation:              Executive Vice President
                                            Corporate Strategy & Development

         Citizenship:      United States

8.                Michael J. McMennamin
                  ---------------------

         Business Address:          Citizens Financial Group, Inc.
                                    One Citizens Plaza
                                    Providence, RI 02903-1339

         Principal Occupation:              Executive Vice President,
                                            Chief Financial Officer

         Citizenship:      United States

9.                Hal R. Tovin
                  ------------

         Business Address:          Citizens Financial Group, Inc.
                                    One Citizens Plaza
                                    Providence, RI 02903-1339

         Principal Occupation:              Executive Vice President
                                            Director of Marketing and
                                            Consumer Services

         Citizenship:      United States

10.               Heather P. Campion
                  ------------------

         Business Address:          Citizens Financial Group, Inc.
                                    One Citizens Plaza
                                    Providence, RI 02903-1339

         Principal Occupation:              Senior Vice President
                                            Director of Corporate Affairs

         Citizenship:      United States


11.               Michael Edwards
                  ---------------

         Business Address:          Citizens Financial Group, Inc.
                                    One Citizens Plaza
                                    Providence, RI 02903-1339

         Principal Occupation:              Senior Vice President
                                            Treasurer

         Citizenship:      United States

12.               Barbara J. Diette
                  -----------------

         Business Address:          Citizens Financial Group, Inc.
                                    One Citizens Plaza
                                    Providence, RI 02903-1339

         Principal Occupation:              Vice President
                                            Auditor

         Citizenship:      United States

13.               Joel Brickman
                  -------------

         Business Address:          Citizens Financial Group, Inc.
                                    One Citizens Plaza
                                    Providence, RI 02903-1339

         Principal Occupation:              Secretary and General Counsel

         Citizenship:      United States

                                   SCHEDULE II

                         THE ROYAL BANK OF SCOTLAND PLC
                      THE ROYAL BANK OF SCOTLAND GROUP PLC

                        DIRECTORS AND EXECUTIVE OFFICERS


1.       Viscount Younger of Leckie
         --------------------------

         Business Address:                  The Royal Bank of Scotland plc
                                            42 St. Andrew Square
                                            Edinburgh
                                            EH2 2YE
                                            Scotland

         Principal Occupation:              Chairman
                                            The Royal Bank of Scotland Group plc
                                            The Royal Bank of Scotland plc

         Citizenship:                       United Kingdom

2.       Sir Angus McFarlane
         McGrossart
         -------------------

         Business Address:                  The Royal Bank of Scotland plc
                                            42 St. Andrew Square
                                            Edinburgh
                                            EH2 2YE
                                            Scotland

         Principal Occupation:              Vice Chairman
                                            The Royal Bank of Scotland Group plc
                                            The Royal Bank of Scotland plc

         Citizenship:                       United Kingdom

3.       Sir Iain David Thomas
         Vallance
         ---------------------

         Business Address:                  The Royal Bank of Scotland plc
                                            42 St. Andrew Square
                                            Edinburgh
                                            EH2 2YE
                                            Scotland

         Principal Occupation:              Vice Chairman
                                            The Royal Bank of Scotland Group plc
                                            The Royal Bank of Scotland plc

         Citizenship:                       United Kingdom


4.       Sir George Ross Mathewson
         -------------------------

         Business Address:                  The Royal Bank of Scotland plc
                                            42 St. Andrew Square
                                            Edinburgh
                                            EH2 2YE
                                            Scotland

         Principal Occupation:              Group Chief Executive
                                            The Royal Bank of Scotland Group plc
                                            The Royal Bank of Scotland plc

         Citizenship:                       United Kingdom

5.       Frederick Anderson
         Goodwin
         ------------------

         Business Address:                  The Royal Bank of Scotland plc
                                            42 St. Andrew Square
                                            Edinburgh
                                            EH2 2YE
                                            Scotland

         Principal Occupation:              Deputy Group Chief Executive
                                            The Royal Bank of Scotland Group plc
                                            The Royal Bank of Scotland plc

         Citizenship:                       United Kingdom

6.       Lawrence K. Fish
         ----------------

         Business Address:                  Citizens Financial Group, Inc.
                                            One Citizens Plaza
                                            Providence, RI 02903-1339

         Principal Occupation:              Chief Executive Officer
                                            Citizens Financial Group, Inc.

         Citizenship:                       United States

7.       Norman Cardie McLuskie
         ----------------------

         Business Address:                  The Royal Bank of Scotland plc
                                            42 St. Andrew Square
                                            Edinburgh
                                            EH2 2YE

                                            Scotland

         Principal Occupation:              Deputy Chief Executive, UK Bank

         Citizenship:                       United Kingdom

8.       Iain Samuel Robertson
         ---------------------

         Business Address:                  The Royal Bank of Scotland plc
                                            42 St. Andrew Square
                                            Edinburgh
                                            EH2 2YE
                                            Scotland

         Principal Occupation:              Chief Executive Officer, UK Bank

         Citizenship:                       United Kingdom

9.       Emilio Botin-Sanz de
         Sautuola y Garcia de
         los Rios
         --------------------

         Business Address:                  The Royal Bank of Scotland plc
                                            42 St. Andrew Square
                                            Edinburgh
                                            EH2 2YE Scotland

         Principal Occupation:              Non-executive Director
                                            The Royal Bank of Scotland Group plc
                                            The Royal Bank of Scotland plc

         Citizenship:                       Spain

10.      Ian Faulconer Heathcoat
         Grant
         -----------------------

         Business Address:                  The Royal Bank of Scotland plc
                                            42 St. Andrew Square
                                            Edinburgh
                                            EH2 2YE
                                            Scotland

         Principal Occupation:              Non-executive Director
                                            The Royal Bank of Scotland Group plc
                                            The Royal Bank of Scotland plc

         Citizenship:                       United Kingdom

11.      Alison Eileen Mackay
---      --------------------

         Business Address:                  The Royal Bank of Scotland plc
                                            42 St. Andrew Square
                                            Edinburgh
                                            EH2 2YE
                                            Scotland

         Principal Occupation:              Non-executive Director
                                            The Royal Bank of Scotland Group plc
                                            The Royal Bank of Scotland plc

         Citizenship:                       United Kingdom

12.      Cameron McLatchie
         -----------------

         Business Address:                  The Royal Bank of Scotland plc
                                            42 St. Andrew Square
                                            Edinburgh
                                            EH2 2YE
                                            Scotland

         Principal Occupation:              Non-executive Director
                                            The Royal Bank of Scotland Group plc
                                            The Royal Bank of Scotland plc

         Citizenship:                       United Kingdom

13.      Juan Rodriguez-Inciarte
         -----------------------

         Business Address:                  The Royal Bank of Scotland plc
                                            42 St. Andrew Square
                                            Edinburgh
                                            EH2 2YE
                                            Scotland

         Principal Occupation:              Non-Executive Director
                                            The Royal Bank of Scotland Group plc
                                            The Royal Bank of Scotland plc

         Citizenship:                       Spain

14.      Charles Murray Stuart
         ---------------------

         Business Address:                  The Royal Bank of Scotland plc
                                            42 St. Andrew Square
                                            Edinburgh
                                            EH2 2YE
                                            Scotland

         Principal Occupation:              Non-executive Director
                                            The Royal Bank of Scotland Group plc
                                            The Royal Bank of Scotland plc

         Citizenship:                       United Kingdom

15.      William Moore Wilson
         --------------------

         Business Address:                  The Royal Bank of Scotland plc
                                            42 St. Andrew Square
                                            Edinburgh
                                            EH2 2YE
                                            Scotland

         Principal Occupation:              Non-executive Director
                                            The Royal Bank of Scotland Group plc
                                            The Royal Bank of Scotland plc

         Citizenship:                       United Kingdom

16.      Miller Roy McLean
         -----------------

         Business Address:                  The Royal Bank of Scotland plc
                                            42 St. Andrew Square
                                            Edinburgh
                                            EH2 2YE
                                            Scotland

         Principal Occupation:              Secretary
                                            The Royal Bank of Scotland Group plc
                                            The Royal Bank of Scotland plc

         Citizenship:                       United Kingdom